                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 2, 1997
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              DESKTOP DATA, INC.
        --------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-26540               04-3016142
--------------------------------   ------------------------  -------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)



                               80 BLANCHARD ROAD
                       BURLINGTON, MASSACHUSETTS  01803
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                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                (617) 229-3000
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              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                        EXHIBIT INDEX LOCATED ON PAGE 9
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ITEM 5.  OTHER EVENTS

       On November 2, 1997, Desktop Data, Inc., a Delaware corporation ("Desktop") and Individual, Inc., a Delaware corporation ("Individual"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). The Merger Agreement is filed herewith as Exhibit 2.1 and is
                                                       -----------
incorporated herein by reference. A copy of the joint press release of Desktop and Individual dated November 3, 1997, is filed herewith as Exhibit 99.1, and is
                                                            ------------
incorporated herein by reference.

       Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval by stockholders of Desktop and Individual), Individual will be merged with and into Desktop (the "Merger").

       At the effective time of the Merger (the "Effective Time"), the separate existence of Individual will cease and Desktop will continue as the surviving corporation (the "Surviving Corporation"). In connection with the Merger, holders of outstanding Individual Common Stock, $.01 par value per share ("Individual Common Stock"), will receive, in exchange for each share of Individual Common Stock held by them, one-half (1/2) of a share of Desktop Common Stock, $.01 par value per share ("Desktop Common Stock"). In addition, Desktop will assume all outstanding options under the Individual's Amended and Restated 1989 Stock Option Plan, 1995 Incentive Stock Option Plan, 1996 Non-Employee Directors Stock Option Plan, 1996 Stock Option Plan and Amended and Restated 1996 Stock Plan and will assume all purchase rights outstanding under the Individual's 1996 Employee Stock Purchase Plan. Furthermore, Desktop will assume all outstanding warrants for the purchase of Individual Common Stock. If the Merger is consummated, Individual Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended, and delisted from the Nasdaq National Market.

       The Merger Agreement contains customary representations and warranties on the part of Desktop and Individual, and the consummation of the Merger is subject to customary closing conditions, including, without limitation, approval by the stockholders of Desktop and Individual and the occurrence of no event with a material adverse effect with respect to a party. The Merger Agreement also contains covenants regarding the activities of the parties pending consummation of the Merger. Generally, each of the parties must conduct its business in the ordinary course consistent with past practice.

       The Merger Agreement provides for the payment of a fee of $3,500,000 by Individual to Desktop upon the earliest occurrence of the following events: (a) the termination of the Merger Agreement by Desktop upon the occurrence of one of the following events: (i) the Board of Directors of Individual withholds, withdraws or modifies in a manner adverse to Desktop its recommendation in favor of the Merger, (ii) a Terminating Breach by Individual (as defined in Section 7.01(g) of the Merger Agreement) or (iii) any representation or warranty on the part of Individual set forth in the Merger Agreement proves to be untrue at the Effective Time, and such failure to be true is reasonably likely to have a Material Adverse Effect (as defined in Section 1.13 of the Merger Agreement);
(b) the termination of the Merger Agreement by Desktop or Individual upon the occurrence of one of the following events: (i) the acceptance of an Individual Superior Proposal (as defined below) by Individual or the recommendation of such an Individual Superior Proposal by the Board of Directors of Individual to its stockholders or (ii) Individual's failure to obtain the required vote by the stockholders of Individual at a meeting of such stockholders, if Individual subsequently enters into an Alternative Transaction (as defined in Section 7.03(d) of the Merger Agreement) (an "Individual Negative Vote"); or (c) the

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delivery of information by Individual to any person (or group of persons) other than Desktop or its affiliates or Individual or its affiliates, as the case may be, (a "Third Party"), as described in Section 4.02(a)(iii) of the Merger Agreement.

       The Merger Agreement provides for the payment of a fee of $3,500,000 by Desktop to Individual upon the earliest occurrence of the following events: (a) the termination of the Merger Agreement by Individual upon the occurrence of one of the following events: (i) the Board of Directors of Desktop withholds, withdraws or modifies in a manner adverse to Individual its recommendation in favor of the Merger, (ii) a Terminating Breach by Desktop (as defined in Section 7.01(g) of the Merger Agreement) or (iii) any representation or warranty on the part of Desktop set forth in the Merger Agreement proves to be untrue at the Effective Time, and such failure to be true is reasonably likely to have a Material Adverse Effect (as defined in Merger Agreement, Section 1.13); (b) the termination of the Merger Agreement by Individual or Desktop upon the occurrence of one of the following events: (i) the acceptance of a Desktop Superior Proposal (as defined below) by Desktop or the recommendation of such a Desktop Superior Proposal by the Board of Directors of Desktop to its stockholders or
(ii) the failure of Desktop to obtain the required vote by the stockholders of Desktop at a meeting of such stockholders, if Desktop enters an Alternative Transaction (a "Desktop Negative Vote"); or (c) the delivery of information by Desktop to a Third Party, as described in Section 4.02(b)(iii) of the Merger Agreement.

       The foregoing summary of the Merger is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit 2.1 and
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incorporated herein in its entirety by reference.

       As an inducement to Desktop to enter into the Merger Agreement, Desktop and Individual entered into a Stock Option Agreement, dated November 2, 1997 (the "Stock Option Agreement"). The Stock Option Agreement, by and between Desktop and Individual grants Desktop an irrevocable option (the "Stock Option") to purchase up to 3,249,779 shares (the "Option Shares") of Individual Common Stock under the circumstances specified in the Stock Option Agreement by exchanging therefor shares of Desktop Common Stock at the rate of one-half (1/2) of a share of Desktop Common Stock for each Option Share and/or, at Desktop's election, by paying a cash amount of $5.17 per share (the "Exercise Price"). The Stock Option Agreement is attached hereto as Exhibit 99.4 and is incorporated
                                             ------------
herein in its entirety by this reference.

       Subject to certain conditions, the Stock Option may be exercised in whole or in part by Desktop upon: (a) the commencement of a tender or exchange offer for 25% or more of any class of Individual capital stock; (b) the termination of the Merger Agreement by Individual upon the occurrence of one of the following events: (i) the Board of Directors of Individual withholds, withdraws or modifies in a manner adverse to Desktop its recommendation in favor of the Merger or (ii) any representation or warranty on the part of Individual set forth in the Merger Agreement proves to be untrue at the Effective Time, and such failure to be true is reasonably likely to have a Material Adverse Effect (as defined in Section 1.13 of the Merger Agreement); (c) the termination of the Merger Agreement by Individual or Desktop upon the occurrence of one of the following events: (i) the acceptance of an Individual Superior Proposal by Individual or the recommendation of such an Individual Superior Proposal by the Board of Directors of Individual to its stockholders or (ii) in the event of an Individual Negative Vote; or (d) the delivery of information by

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Individual to a Third Party, as described in Section 4.02(a)(iii) of the Merger
Agreement (any of the events specified in clauses (b), (c) or (d) of this sentence are referred to herein as an "Exercise Event"). The Stock Option terminates upon the earlier of (i) the Effective Time, (ii) 180 days following termination of the Merger Agreement if an Exercise Event shall have occurred on or prior to the date of such termination, or (iii) the date on which the Merger Agreement is terminated if an Exercise Event shall not have occurred on or prior to such date; provided, however, with respect to clause (ii) of this
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sentence, if the Stock Option cannot be exercised by reason of any applicable government order then the Stock Option shall not terminate then until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal. Notwithstanding the foregoing, the Stock Option may not be exercised if Desktop is in breach in any material respect of any of its covenants or agreements contained in the Merger Agreement.

       As an inducement to Individual to enter into the Merger Agreement, Individual and Desktop have also entered into a Stock Option Agreement, dated November 2, 1997, which grants Individual an irrevocable option to purchase up to 1,726,398 shares of Desktop Common Stock under the circumstances specified in the Stock Option Agreement between Desktop and Individual by exchanging therefor shares of Individual Common Stock at the rate of two (2) shares of Individual Common Stock for each share of Desktop Common Stock subject to such option and/or, at Individual's election, by paying cash of $10.34 per share. The substance of this agreement is substantially similar in substance to the
Stock Option Agreement, and a copy of this agreement is included as Exhibit 99.5
                                                                    ------------
and incorporated herein in its entirety by reference.

       The term "Individual Superior Proposal" means an unsolicited bona fide written Acquisition Proposal which the Board of Directors of Individual determines in good faith (after consultation with its financial advisors, and after receiving a written opinion of outside counsel to the effect that the Board of Directors is required to recommend the Acquisition Proposal to its stockholders in order to discharge properly its fiduciary duties) would result in a transaction more favorable to Individual stockholders from a financial point of view than the transaction contemplated by the Merger Agreement.

       The term "Desktop Superior Proposal" means an unsolicited bona fide written Acquisition Proposal which the Board of Directors of Desktop determines in good faith (after consultation with its financial advisors, and after receiving a written opinion of outside counsel to the effect that the Board of Directors is required to recommend the Acquisition Proposal to its stockholders in order to discharge properly its fiduciary duties) would result in a transaction more favorable to Desktop's stockholders from a financial point of view than the transaction contemplated by this Agreement.

       The term "Acquisition Proposal" means the initiation or submission of any inquiries, proposals or offers regarding any acquisition, merger, take-over bid, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving Desktop or Individual or any subsidiaries of Desktop or Individual, with the exception of discussions involving Individual leading to the acquisition of ClariNet Communications Corp., the Acquisition of NewsPage or the creation of a joint ventures to market and operate NewsPage and/or the Netscape Netcenter businesses, provided no agreement is entered into without the consent of Desktop.

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       Also as an inducement to Desktop to enter into the Merger Agreement, certain stockholders of Individual (collectively, the "Participation Agreement Stockholders") have entered into a Participation Agreement dated November 3, 1997 (the "Participation Agreement") with Desktop. Pursuant to each Participation Agreement, the Participation Agreement Stockholders have agreed to vote the shares of Individual Common Stock owned by them (i) in favor of approval and adoption of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger and (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger. The Participation Agreement Stockholders have also agreed if requested by Desktop to execute and deliver to Desktop an irrevocable proxy granting Desktop the authority to vote the shares of Individual Common Stock owned by the Participation Agreement Stockholders in the manner described in the previous sentence. The Participation Agreement terminates upon the earlier to occur of the Effective Time or the termination of the Merger Agreement. Desktop did not pay any additional consideration to any Participation Agreement Stockholder in connection with the execution and delivery of the Participation Agreement.

       The foregoing summary of the Participation Agreement is qualified in its entirety by reference to the copy of the Participation Agreement included as
Exhibit 99.2 and incorporated herein in its entirety by reference.
------------

       As an inducement to Individual to enter into the Merger Agreement, certain stockholders of Desktop have entered into a Participation Agreement dated November 3, 1997 with Individual, the substance of which is substantially
similar to the substance of the Participation Agreement.   A copy of this
Participation Agreement is included as Exhibit 99.3 and incorporated herein in
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its entirety by reference.

       As a result of the Participation Agreement, Desktop has shared power to vote an aggregate of 4,895,398 shares of Individual Common Stock for the limited purposes described above, and such shares constitute approximately 28.2% of the issued and outstanding shares of Individual Common Stock as of October 31, 1997. To the extent that Desktop, as permitted by the Participation Agreement, requests proxies to vote all of the shares of Individual Common Stock subject to the Participation Agreements and such proxies are so granted, Desktop will have sole voting power with respect to such shares.

       As a result of the Participation Agreement between Individual and certain stockholders of Desktop, Individual has shared power to vote an aggregate of 2,783,580 shares of Desktop Common Stock for the limited purposes described above, and such shares constitute approximately 31.9% of the issued and outstanding shares of Desktop Common Stock as of October 31, 1997. To the extent that Individual, as permitted by the Participation Agreements, requests proxies to vote all of the shares of Desktop Common Stock subject to the Participation Agreements and such proxies are so granted, Individual will have sole voting power with respect to such shares.

       Also in connection with the Merger Agreement, the Participation Agreement Stockholders and the stockholders of Desktop who have executed a Participation Agreement in favor of Individual (each an "Affiliate") have each entered into an Affiliate Agreement with Desktop (collectively, the "Affiliate Agreements") pursuant to which each Affiliate has agreed not to sell, exchange, transfer, pledge, dispose or otherwise reduce its risk relative to any shares of Individual Common Stock or other equity securities of Individual (and Desktop Common

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Stock with respect to its Affiliates) owned by it during the period commencing on November 3, 1997 and ending at such time as financial results covering at least 30 days of combined operations of Individual and Desktop have been published by Desktop, in the form of a quarterly earnings report, an effective registration statement filed with the Securities and Exchange Commission ("Commission"), a report to the Commission on Form 10-K, 10-Q or 8-K, or any other public filing or announcement which includes the combined results of operations, so as to interfere with Desktop accounting for the Merger as a pooling of interests. The foregoing summary of the Affiliate Agreements is qualified in its entirety by reference to the forms of the Affiliate Agreements included as Exhibits 99.6 and 99.7 and incorporated herein in its entirety by
            ----------------------
reference.

       The directors of Desktop immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation, and the officers of Desktop immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

       The Certificate of Incorporation of Desktop, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Delaware Law and such Certificate of Incorporation; provided, however, that the Certificate of
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Incorporation of the Surviving Corporation shall be amended as of the Effective
Time (i) to increase the number of authorized shares of capital stock of the Surviving Corporation and (ii) so that the name of the Surviving Corporation is "NewsEDGE Corporation."


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits.
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Exhibit No.    Description
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2.1            Agreement and Plan of Merger and Reorganization dated November 2,
               1997, by and between Desktop Data, Inc., a Delaware corporation, and Individual, Inc., a Delaware corporation.

99.1 Joint Press Release of Desktop Data, Inc. and Individual, Inc., dated November 3, 1997.

99.2 Participation Agreement dated November 3, 1997, by and among Desktop Data, Inc. a Delaware corporation, and certain stockholders of Individual, Inc., a Delaware corporation.

99.3 Participation Agreement dated November 3, 1997, by and among Individual, Inc., a Delaware corporation, and certain stockholders of Desktop Data, Inc., a Delaware corporation .

99.4 Stock Option Agreement dated November 2, 1997, by and between Desktop Data, Inc., a Delaware corporation, and Individual, Inc., a Delaware corporation.

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Exhibit No.    Description
-----------    -----------

99.5 Stock Option Agreement dated November 2, 1997, by and between Individual, Inc., a Delaware corporation, and Desktop Data, Inc., a Delaware corporation.

99.6 Form of Affiliate Agreement dated November 3, 1997, by and between Desktop Data, Inc., a Delaware corporation and certain stockholders of Desktop.

99.7 Form of Affiliate Agreement dated November 3, 1997, by and between Desktop Data, Inc., a Delaware corporation and certain stockholders of Desktop.

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

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DESKTOP DATA, INC.


Date: November 14, 1997                By:  /s/ Edward R. Siegfried
                                            ---------------------
                                            Edward R. Siegfried
                                            Vice President - Finance and
                                            Operation, Treasurer and
                                            Assistant Secretary

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                      Description
-----------                      -----------

2.1 Agreement and Plan of Merger and Reorganization dated November 2, 1997, by and between Desktop Data, Inc., a Delaware corporation, and Individual, Inc., a Delaware corporation.

99.1 Joint Press Release of Desktop Data, Inc. and Individual, Inc., dated November 3, 1997.

99.2 Participation Agreement dated November 3, 1997, by and between Desktop Data, Inc., a Delaware corporation, and certain stockholders of Individual, Inc., a Delaware corporation.

99.3 Participation Agreement dated November 3, 1997, by and among Individual, Inc., a Delaware corporation, and certain stockholders of Desktop Data, Inc., a Delaware corporation.

99.4 Stock Option Agreement dated November 2, 1997, by and between Desktop Data, Inc., a Delaware corporation, and Individual, Inc., a Delaware corporation.

99.5 Stock Option Agreement dated November 2, 1997, by and between Individual, Inc., a Delaware corporation, and Desktop Data, Inc., a Delaware corporation.

99.6 Form of Affiliate Agreement dated November 3, 1997, by and between Desktop Data, Inc., a Delaware corporation, and certain stockholders of Desktop Data, Inc.

99.7 Form of Affiliate Agreement dated November 3, 1997, by and between Desktop Data, Inc., a Delaware corporation, and certain stockholders of Individual, Inc.

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